UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2018

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MSC Industrial Direct Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed, on July 25, 2018, MSC Industrial Direct Co., Inc. (the “Company”) entered into an agreement (the “Stock Purchase Agreement”) with Mitchell Jacobson, the Company’s Chairman, Erik Gershwind, the Company’s President and Chief Executive Officer, and three other beneficial owners (collectively, the “Sellers”) of the Company’s Class B common stock, pursuant to which, in connection with the Company’s existing share repurchase authorization, each Seller agreed to sell or cause to be sold by trusts or other entities on whose behalf such Seller acts, and the Company agreed to purchase, a pro rata number of shares of Class A Common Stock, such that the Sellers’ aggregate percentage ownership in the Company would remain substantially the same. The shares to be purchased under the Stock Purchase Agreement are purchased each month at a price per share equal to the volume weighted average market price that the Company paid for shares repurchased during the previous month from holders of Class A Common Stock under the share repurchase authorization.

On October 29, 2018, the Company entered into a termination agreement with the Sellers (the “Termination Agreement”).  Under the terms of the Termination Agreement, all rights and obligations under the Stock Purchase Agreement are terminated, provided that the obligations of the parties to purchase and sell shares with respect to the month of October 2018 remain in effect.

The foregoing description of the Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Termination Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description
10.1	Termination Agreement, dated as of October 29, 2018, by and among MSC Industrial Direct Co., Inc. and the shareholders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date: November 1, 2018	By:	/s/ Rustom Jilla
	Name:	Rustom Jilla
	Title:	Executive Vice President and Chief Financial Officer